NYSE-American: CTM

CASTELLUM

Investor Presentation

May 2026

Mission Ready Defense Technology
Delivering AI-enabled Cyber, Electronic Warfare, C5ISR, and Decision Advantage.

CASTELLUM

Cautionary Statement Concerning Forward-Looking Statements:

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent the Company's expectations or beliefs concerning future events and can generally be identified by the use of statements that include words such as "estimate," "project," "believe," "anticipate," "shooting to," "intend," "plan," "foresee," "likely," "will," "would," "appears," "goal," "target" or similar words or phrases. Forward-looking statements include, but are not limited to, statements regarding the Company's expectations for revenue growth and new customer opportunities, improvements to cost structure, and profitability. Forward-looking statements include, but are not limited to, statements regarding the Company's expectations for revenue growth and new customer opportunities including opportunities arising from its contracts with NAVAIR and other customers, improvements to cost structure, and profitability. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of the Company's control, that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, among others: the Company's ability to compete against new and existing competitors; its ability to effectively integrate and grow its acquired companies; its ability to identify additional acquisition targets and close additional acquisitions; the impact on the Company's revenue due to a delay in the U.S. Congress approving a federal budget, operating under a prolonged continuing resolution, government shutdown, or breach of the debt ceiling, as well as the imposition by the U.S. government of sequestration in the absence of an approved budget; the ability of the U.S. federal government to unilaterally cancel a contract with or without cause, and more specifically, the potential impact of the U.S. DOGE Service Temporary Organization on government spending and terminating contracts for convenience; and the Company's ability to maintain the listing of its common stock on the NYSE American LLC. For a more detailed description of these and other risk factors, please refer to the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission ("SEC") which can be viewed at www.sec.gov. All forward-looking statements are inherently uncertain, based on current expectations and assumptions concerning future events or future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. The Company expressly disclaims any intent or obligation to update any of the forward-looking statements made in this release or in any of its SEC filings except as may be otherwise stated by the Company.

CASTELLUM

Agenda

- Castellum's Evolution
- Castellum Today
- Investment Highlights
- Programs We Support
- Contract Wins, Backlog & Pipeline
- Key Financial Metrics
- Leadership
- Growth Strategy
- Contact and Appendix

Snapshot:

NYSE American	*CTM*
Shares Outstanding (3/31/2026)	*94.6 M*
Market Cap. (5/8/2026)	*$71 M*

CASTELLUM

Castellum's Evolution

Founded in 2019
Listed on NYSE American in Oct 2022

Phase 1:
BUILD PLATFORM & INTEGRATE
Nov 2019 – Jul 2024

- Completed **7 acquisitions**
- Built and integrated a **scalable public company platform**
- Focused on delivering **leading-edge technology** services & solutions
- **Built strong footprint** within DoD, particularly Navy and Army

Phase 2:
ACCELERATE ORGANIC GROWTH
Jul 2024 – Dec 2025

- **Record revenue** and improved profitability
- **Three major prime contract wins**, totaling nearly **$220 million** in value with five-year periods of performance
- **Record backlog** provides strong forward visibility
- **Expanded and highly realistic pipeline** of new opportunities
- **Strengthened leadership team** with deep federal sector experience
- **Strong investment in BD, Capture, Proposal Development** onboarding
- Laser focused on **markets where we have deep expertise**

Phase 3:
CONTINUE MOMENTUM & EXPAND
Jan 2026 – Present

- **Continue to strengthen organic growth** momentum (Q1 2026: strong revenue growth and positive EBITDA)
- **Expand M&A** strategy and execution
- **Leverage CMMC** Level 2 C3PAO Certification
- **Further invest in mission technologies,** capabilities and resources
- **Expand market and customer** portfolio
- **Expand SBA mentorship** protégé program

Relevant, powerful, high demand technologies and mission capabilities:

- Cyber Security, Cyber Warfare, C5ISR
- Modeling and Simulation
- Model-based Systems Engineering (MBSE)
- Systems and Software Engineering, Systems Integration
- Strategic Mission, Policy and Planning Development
- Electronic Warfare, Information Warfare
- Intelligence Analysis and AI, Data Analytics

Subsidiaries:

GTMR
Corvus
SPECIALTY SYSTEMS, INC.

CYBERSECURITY MATURITY MODEL CERTIFICATION LEVEL 2

ML3 CMMI APPRAISED SVC

G-CERTi SYSTEM SERVICE
GIUS-1076-QC
ISO 9001:2015

Positioned to deliver shareholder value through disciplined execution and organic growth.

Highly Resilient Business

Defense focused and federal IT & cybersecurity platform positioned to perform through budget cycles and administration changes

Record Revenue & Contract Wins

Demonstrate strong demand and solid execution

Clear Path to Profitability

Through scale and operating leverage

Record Backlog and Robust Pipeline

Provide strong visibility for 2026

Debt Free Balance Sheet

Provides increased financial flexibility

Led by Experienced Team

With proven execution track record

Seeking Accretive M&As

Aims to increase scale and expand offerings

CASTELLUM

Programs We Support

Aircraft Launch and Recovery (ALRE)



Integrated Fresnel Lens Optical Landing System (IFLOLS)


IFLOLS

Augmented Reality Maintenance System (ARMS) / XRa



PMA-290 P-8 Poseidon Special Projects


354

Programs We Support (cont.)

Model Based System Engineering



Data Analytics



Cyber Security and Warfare

U.S. ARMY CYBER COMMAND



Electronic Warfare


U.S. ARMY

CASTELLUM

Recent Large Prime Contract Wins

$103M
5 ½ years

Providing Special Missions support of the Naval Air Systems Command Program Office PMA 290 Special Missions – EW/ C5ISR/UAS.

$66M
5 years

Supporting Naval Air Warfare Center Lakehurst Mission Operations and Integration through Digital Engineering with AI solutions, cybersecurity solutions, network engineering, science & technology, 3D printing, data analytics, system design/analysis, air ship integration.

$50M
5 ½ years

Supporting Naval Air Warfare Center Aircraft Division Lakehurst to provide SSA and cyber engineering for new and in-service mission critical Naval systems; Electromagnetic Aircraft Launch System, Advanced Arresting Gear, Advanced Recovery Control, Landing Aid Systems, ALRE Information Systems, and other ALRE capabilities.

Backlog, Pipeline and Contract Momentum

Entered 2026 on a very strong note:

2025 Contract Wins

$219M+

5+ year runway

Top three revenue-producing contracts

Contract Backlog *

$273.3M

vs $265M at 12/31/25

Opportunity Pipeline *

$938M

vs $817M at 12/31/25

** As of 3/31/2026*

Contract Backlog is defined as the total value of work remaining to be performed on awarded government contracts, including both funded and unfunded portions.

The Opportunity Pipeline represents the revenue opportunity for the Company from potential future contracts obtained through organic growth from qualified customers based on the expected base year contract value plus the value of all option periods.

CASTELLUM

Historical Key Financial Metrics



Revenue ($ in millions)
60
50
40
30
20
10
0
1.4
13.3
25.1
42.2
45.3
44.8
52.9
14.3
2019
2020
2021
2022
2023
2024
2025
Q1 2026

Q1 2026 was CTM's best first quarter ever and second best of any quarter on record in terms of revenue



Gross Profit ($ in millions)
25
20
15
10
5
0
0.3
6.2
11.1
17.6
18.7
18.3
19.4
5.1
2019
2020
2021
2022
2023
2024
2025
Q1 2026

Gross profit and gross margin fluctuate based on contract mix and type



Adj EBITDA ($ in millions)
1.2
1
0.8
0.6
0.4
0.2
0
0.2
0.8
1.0
0.4
2023
2024
2025
Q1 2026

Adj EBITDA metric reported following Castellum's uplisting on the NYSE American. (see reconciliation table on slide 20)

Debt-Free Balance Sheet

Strong cash position of ~$15.8M at 3/31/26; eliminated all debt in early 2026, reducing financial risk

CASTELLUM

Led by Highly Experience Management Team and Board

Executive Leadership and Management

Glen Ives, President & CEO

David Bell, CFO & Treasurer

Andrew Merriman, COO

Tammy Martin, General Counsel & Secretary

Board of Directors

Lieutenant General Bernard Champoux, USA (ret), Chair

Mr. Mark Alarie

General John Campbell, USA, (ret)

Mr. Glen Ives

The Honorable C. Thomas McMillen

ORGANIC EXPANSION: Driving Revenue Growth and Improve Margins

Focus	Drive revenue growth by wining new prime contracts and task orders
Build	Integrate and promote cross selling between subsidiaries to unlock efficiencies, and new contract opportunities
Expand	Presence across all DoD branches and geographies
Develop	R&D focused on AR solutions, cyber supply chain risk, to launch innovative offerings and core capabilities in AI/ML, C5ISR, Electronic Warfare, and Digital Modernization
Partner	With advanced tech firms (Autonomous Systems, UAV/counter-UAV, AI/ Data Analytics)
Goal	Scale the business to achieve optimal operating margins and shareholder returns

ACQUISITION STRATEGY: Adding Scale and Capabilities

Focus	Selective, accretive acquisitions that expand core capabilities
Target	Companies with strong existing federal prime contracts and recurring revenue
Prioritize	Companies with cultural and operational fit to enable seamless integration
Use	Acquisitions to enter in new markets or deepen presence in key agencies (e.g., DoD, Navy, AirForce, Intelligence Community)
Maintain	Disciplined approach to valuation and deal structure to protect shareholder value
Integrate	Acquisitions to establish synergies and margin improvement

CASTELLUM

Contact Us

Castellum. Inc.

1934 Old Gallows Rd, Suite 350
Vienna, VA 22182
(703) 752-6157

Investor Relations

The Equity Group
Lena Cati
(212) 836-9611
lcati@theequitygroup.com

Val Ferraro
(212) 836-9633
vferraro@theequitygroup.com

Appendix

CASTELLUM

Appendix

Consolidated Balance Sheet

		March 31, 2026 (unaudited)		December 31, 2025
Assets				
Current Assets:				
Cash	$	15,772,974	$	14,884,778
Accounts receivable, net		7,714,969		8,180,180
Contract asset		541,441		568,705
Due from buyer		57,049		58,207
Prepaid income taxes		146,245		153,153
Prepaid expenses and other current assets		764,894		800,671
Total current assets		24,997,572		24,645,694
Fixed assets, net		220,419		231,136
Non-Current Assets:				
Due from buyer, net of current portion		44,371		77,259
Right of use asset - operating lease		718,137		800,069
Investment in joint ventures/captive insurance entity		100,250		100,250
Intangible assets, net		5,067,056		5,371,602
Goodwill		10,676,834		10,676,834
Total non-current assets		16,827,067		17,257,150
Total Assets	$	41,824,639	$	41,902,844

		March 31, 2026 (unaudited)		December 31, 2025
Liabilities and Stockholders' Equity				
Liabilities				
Current Liabilities				
Accounts payable and accrued expenses	$	1,981,584	$	1,904,962
Accrued payroll and payroll related expenses		2,952,153		2,761,998
Current portion of lease liability – operating leases		251,073		270,868
Derivative liability		10,000		262,000
Notes payable, related party		—		400,000
Total current liabilities		5,194,810		5,599,828
Non-Current Liabilities				
Lease liability – operating leases, net of current portion		487,188		550,219
Total non-current liabilities		487,188		550,219
Total Liabilities	$	5,681,998	$	6,150,047
Stockholders' Equity				
Preferred stock, 50,000,000 shares authorized				
Series A Preferred stock, par value $0.0001; 10,000,000 shares authorized; 5,875,000 issued and outstanding as of March 31, 2026 and December 31, 2025, respectively		588		588
Series C Preferred stock, par value $0.0001; 10,000,000 shares authorized; 570,000 and 570,000 issued and outstanding as of March 31, 2026 and December 31, 2025, respectively		57		57
Common stock, par value, $0.0001, 3,000,000,000 shares authorized, 94,612,750 and 94,612,750 issued and outstanding as of March 31, 2026 and December 31, 2025, respectively		9,461		9,461
Additional paid in capital		93,098,846		92,330,909
Accumulated deficit		(56,966,311)		(56,588,218)
Total stockholders' equity		36,142,641		35,752,797
Total Liabilities and Stockholders' Equity	$	41,824,639	$	41,902,844

Consolidated Statement of Operations

	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025
Revenues	$ 14,291,961	$ 11,664,365
Cost of Revenues	9,229,741	7,109,749
Gross Profit	5,062,220	4,554,616
Operating Expenses		
Indirect costs	2,461,140	2,385,544
Overhead	644,356	512,924
General and administrative	2,654,722	3,142,155
Total operating expenses	5,760,218	6,040,623
Loss From Operations Before Other Income	(697,998)	(1,486,007)
Other Income (Expense)		
Gain from change in fair value of derivative liability	252,000	501,000
Interest income (expense), net	101,400	(110,764)
Total other income	353,400	390,236
Loss Before Income Taxes and Preferred Stock Dividends	(344,598)	(1,095,771)
Income tax benefit (expense)	(6,676)	(74,276)
Net Loss	(351,274)	(1,170,047)
Less: preferred stock dividends	26,819	26,984
Net Loss To Common Shareholders	$ (378,093)	$ (1,197,031)
Net Loss Per Share - Basic And Diluted	$ 0.00	$ (0.01)
Weighted Average Shares Outstanding - Basic And Diluted	94,612,750	80,953,373

Reconciliation of Non-GAAP Adjusted EBITDA

	Three Months Ended March 31, 2026		2025	
Revenues	$	14,291,961	$	11,664,365
Gross profit		5,062,221		4,554,616
Loss from operations before other income (expense)		(697,998)		(1,482,366)
Add Back:				
Depreciation and amortization		324,991		378,187
Adjust for non-cash and one-time charges				
Stock based compensation		767,937		1,179,209
Non-recurring charges		-		-
Total non-cash charges		767,937		1,179,209
Non-GAAP Adjusted EBITDA	$	394,930	$	75,030